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                                                                            A(2)

                            CALAMOS INVESTMENT TRUST

                           WRITTEN INSTRUMENT CHANGING
                        THE NAME OF A SERIES OF THE TRUST
              ----------------------------------------------------


         The undersigned, being a majority of the trustees of Calamos Investment Trust (the "Trust"), a business trust organized pursuant to an amended and restated Agreement and Declaration of Trust dated June 23, 1997 (the "Declaration of Trust"), pursuant to Section 4.1 and Section 7.3 of the Declaration of Trust, do hereby change the name of the series of Shares of the Trust named the "Calamos Strategic Income Fund" to the "Calamos Market Neutral Fund" effective as of July 30, 1999. The relative rights and preferences of such series shall continue to be as set forth in the Declaration of Trust.

         IN WITNESS WHEREOF, the undersigned have this 27th day of July 1999 signed these presents.


                                                       /s/ John P. Calamos
                                                       -------------------------
                                                           John P. Calamos

                                                       /s/ Nick P. Calamos
                                                       -------------------------
                                                           Nick P. Calamos

                                                       /s/ Robert Frost
                                                       -------------------------
                                                           Robert Frost

                                                       /s/ Richard Dowen
                                                       -------------------------
                                                           Richard Dowen

                                                       /s/ William Kaun
                                                       -------------------------
                                                           William Kaun